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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of July 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-7)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                   333-113187-05                33-0705301
        ----------                   -------------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)



1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600





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Item 2.
         ACQUISITION OR DISPOSITION OF ASSETS.

         On July 29, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset- Backed Bonds, Series 2004-7 (the "Bonds"), were issued pursuant to an indenture, dated as of July 29, 2004 (the "Agreement"), between Impac CMB Trust Series 2004-7, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee"). On July 29, 2004, a single series of certificates, entitled IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2004-7 (the "Grantor Trust Certificates" and together with the Bonds, the "Securities"), were issued pursuant to a grantor trust agreement, dated as of July 29, 2004 (the "Grantor Trust Agreement" and together with the Indenture, the "Agreement"), between IMH Assets Corp. (the "Depositor"), and Deutsche Bank National Trust Company, as Grantor Trustee.

Item 5.
         OTHER EVENTS.

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately $2,200,000,000 as of July 1, 2004.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of July 1, 2004, with respect to the Mortgage Loans.



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


      EXHIBIT NO.         DESCRIPTION

          99.1 Characteristics of the Mortgage Pool as of July 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-7, and IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2004-7.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         By:     /s/ Richard J. Johnson
                                             ------------------------------
                                         Name:   Richard J. Johnson
                                         Title:  Chief Financial Officer


Dated: August 13, 2004




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                                  EXHIBIT INDEX



EXHIBIT NUMBER                   DESCRIPTION

99.1 Characteristics of the Mortgage Pool as of July 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-7, and IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2004-7.